SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  October 25, 1996
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


North Carolina                    1-10646                   56-1688522
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(State of Incorporation)(Commission File Number(IRS Employer Identification No.)


134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                   (Zip code)


Registrant's telephone number, including area code:        (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.





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Item 2.  Acquisition or Disposition of Assets:
On October 25, 1996, Centura Banks, Inc. ("Centura") announced that it has successfully completed its merger with FirstSouth Bank in Burlington, North Carolina. The merger was consummated through the issuance of .55 shares of Centura common stock for each share of outstanding FirstSouth stock. FirstSouth's offices opened as Centura financial centers on Monday October 28, 1996. A press release is attached as Exhibit 99.1.

On November 1, 1996, Centura announced that it has completed its acquisition of CLG, Inc., a privately owned company that specializes in leasing computer and technology equipment. A press release is attached as Exhibit 99.2.





Item 7.  Financial statements and Exhibits.
The exhibits listed in the Exhibit Index are filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              CENTURA BANKS, INC.
                                              Registrant


Date: November 1, 1996                        By:/s/ Frank L. Pattillo
                                              Frank L. Pattillo
                                              Chief Financial Officer



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                                  EXHIBIT INDEX

                                                         Sequential
                                                            Page
Exhibit            Description of Exhibit                  Number
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99.1         Press release dated October 28, 1996            5
99.2         Press release dated November 1, 1996            7


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